MFS(R) Variable Insurance Trust

                           MFS(R) Total Return Series

                           MFS(R) Global Equity Series


                        Supplement to Current Prospectus


Effective immediately, the Portfolio Management sections of the Prospectus, for each series listed above, is hereby restated as follows:

Portfolio Management

The  Global  Equity  Series  is  managed  by David R.  Mannheim,  a Senior  Vice
President of the adviser. Mr. Mannheim has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1988.

The Total Return Series is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each a Senior Vice President of the adviser, and William J. Adams, Edward B. Baldini, William P. Douglas, Alan
T. Langsner, Katrina Mead and Brooks Taylor, each a Vice President of the adviser. Mr. Calabro has been a portfolio manager of the series since 1995 and has been employed in the investment management area of the adviser since 1992. Mr. Enright has been a portfolio manager of the series since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Gorham has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Mokas has been a portfolio manager of the series since 1998 and has been employed in the investment management area of the adviser since 1990. Mr. Roberge has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Adams has been a portfolio manager of the series since February 2004 and has been employed in the investment management area of the adviser since 1997. Mr. Baldini has been a portfolio manager of the series since July 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments. Mr. Douglas has been a portfolio manager of the series since October 26, 2004 and has been employed in the investment management area of the adviser since 2004. Prior to joining MFS, Mr. Douglas was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP. Mr. Langsner has been a portfolio manager of the series since July 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the series since July 2004 and has been employed in the investment management area of the adviser since 1997. Mr. Taylor has been a portfolio manager of the series since February 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Calabro has announced his retirement from MFS effective February 28, 2005. Effective December 31, 2004, Mr. Taylor will head the team of portfolio managers.

Members of the team may change from time to time, and a current list of team members is available by contacting the MFS Investment Services Group at 1-800-637-8730.

                The date of this Supplement is November 1, 2004.